American AAdvantage Funds - Plan Ahead Class
   Supplement dated April 1, 1997 to the Prospectus dated March 1, 1997

1. Add the following sentence at the end of the last paragraph on page 27:
   Shares purchased through financial intermediaries may be subject to transaction fees.

2. Add the following sentence at the end of the second paragraph on page 29: Shares redeemed through financial intermediaries may be subject to transaction fees.